Exhibit 10.10

BT Radianz Commercial Order Form [Version 11]

BT Radianz

New Order

>> **Order Form Ref:** 32554

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave, 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

CUSTOMER DETAILS

Customer Name: Bonds Financial, Inc.
Address: 5337 Paylor Lane, Suite 100, FL
City: Sarasota | **Zip:** 34240 | **Country:** US
Customer Sales Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com
Customer VAT Reg No. (for EU outside UK):
Customer Purchase Order:
Customer Cost Center:
BT Radianz Sales Contact – Primary: Pam Friedberg
BT Radianz Sales Contact – Secondary: Ronan Ryan

BILLING DETAILS (IF DIFFERENT FROM LEFT)

Billing Name:
Address:
City: | **Zip:** | **Country:**
Billing Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

Customer Contact for BT Radianz Helpdesk: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

INSTALLATION SITE DETAILS

Site Name: Bonds Financial, Inc.
Address: 5337 Paylor Lane, Suite 100, FL
City: Sarasota | **Zip:** 34240 | **Country:** US
Local Contact: Adam Tooley
Tel: 941-373-1863 | **Mobile/Pager:**
Email: adam@bonds.com
Second Contact:
Tel: | **Mobile/Pager:**
Email:
Are there existing conections at this site? No

SECONDARY SITE (IF APPLICABLE)

Site Name:
Address:
City: | **Zip:** | **Country:**
Local Contact:
Tel: | **Mobile/Pager:**
Email:
Second Contact:
Tel: | **Mobile/Pager:**
Email:
Are there existing conections at this site?

LEGAL

>> SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S >> >> >>

Customer hereby orders and BT Radianz agrees to supply the Service(s) for the term of the Order subject to the following (the "Agreement"):

>> **Order Form Terms & Conditions; Version:** 3.1

>> **Service Supplement(s)** (listed below):

Extranet Service Supplement 4.3

Comments/Additional Terms:

Customer hereby acknowledges that it has received the documents indicated above and that this Order is subject to the Agreement referenced above. This Order and the applicable Service Supplement(s) are hereby incorporated by reference into the Agreement.

CUSTOMER SIGNATURE	BT RADIANZ SIGNATURE	BT RADIANZ SALES CONTACT SIGNATURE	BT RADIANZ TECHNICAL SOLUTIONS CONSULTANT SIGNATURE
[signature]			
Position: Managing Director	**Position:** Head of Sales, US		
Name: Adam Tooley	**Name:** Bill Betz	**Name:** Pam Friedberg	**Name:** Gus Bourke
Tel: 941-373-1863	**Tel:** 212-415-4676	**Tel:** 212 303 6821	**Tel:**
Date: 9/11/06	**Date:**	**Date:**	**Date:**

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota, 34240, FL, US

BT Radianz

24 AA7

New Order

>> Order Form Ref: 32554

>> You have ordered the following services for an initial term of ~~36~~ months.

PRODUCT NAME	PROVIDER/COUNTER-PARTY	SERVICE ACCESS NAME	BANDWIDTH	AVAILABILITY	RtR RTD*	TARGET LTC**	ONE-OFF CHARGE	MONTHLY CHARGE
rProvider rProvider/1.5		Bond_Mgmt_FL	1536			60	Waived	Waived

PRODUCT FEATURE	SPECIFICATIONS	ONE-OFF CHARGE	MONTHLY CHARGE

* Router to Router Round Trip Delay (RtR RTD). ** Committed Target Date is based on the Lead Time to Connect following BT Radianz's receipt of signed Order.

		ONE-OFF CHARGE	MONTHLY CHARGE
TOTAL >>		0	0
EXCHANGE RATE >>	x 1.000000		
BILLING CURRENCY >>	= $	0.00	0.00

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley

Date: 9/11/09

New Order

>> **Order Form Ref:** 32560 >>>**Package** Radianz Proximity Solution

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave, 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

CUSTOMER DETAILS

Customer Name: Bonds Financial, Inc.
Address: 5337 Paylor Lane, Suite 100, FL
City: Sarasota **Zip:** 34240 **Country:** US
Customer Sales Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com
Customer VAT Reg No. (for EU outside UK):
Customer Purchase Order:
Customer Cost Center:
BT Radianz Sales Contact – Primary: Pam Friedberg
BT Radianz Sales Contact – Secondary Ronan Ryan

Billing Name:
Address:
City: **Zip:** **Country:**
Billing Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

BILLING DETAILS (IF DIFFERENT FROM LEFT)

Customer Contact for BT Radianz HelpDesk: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

INSTALLATION SITE DETAILS

Site Name: Bonds Financial @ BT Radianz Nutley
Address: 492 River Road
City: Nutley **Zip:** 07110 **Country:** US
Local Contact: Louis Noto
Tel: 973-662-3121 **Mobile/Pager:**
Email: louis.noto@btradianz.com
Second Contact: Chris Franke
Tel: 973-662-3010 **Mobile/Pager:**
Email: chris.franke@btradianz.com
Are there existing conections at this site? No

SECONDARY SITE (IF APPLICABLE)

Site Name:
Address:
City: **Zip:** **Country:**
Local Contact:
Tel: **Mobile/Pager:**
Email:
Second Contact:
Tel: **Mobile/Pager:**
Email:
Are there existing conections at this site?

LEGAL

>> SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S >> >> >>

Customer hereby orders and BT Radianz agrees to supply the Service(s) for the term of the Order subject to the following (the "Agreement"):
>> **Order Form Terms & Conditions; Version:** 3.0 >> **Service Supplement(s)** (listed below):

rHosting Service Supplement 4.0 | Extranet Service Supplement 4.3

Comments/Additional Terms: Please see final page for additional terms and conditions that apply to this Order.

Customer hereby acknowledges that it has received the documents indicated above and that this Order is subject to the Agreement referenced above. This Order and the applicable Service Supplement(s) are hereby incorporated by reference into the Agreement.

CUSTOMER SIGNATURE	BT RADIANZ SIGNATURE	BT RADIANZ SALES CONTACT SIGNATURE	BT RADIANZ TECHNICAL SOLUTIONS SIGNATURE
Position: Managing Director	**Position:** Head of Sales, US		
Name: Adam Tooley	**Name:** Bill Betz	**Name:** Pam Friedberg	**Name:** Gus Bourke
Tel: 941-373-1863	**Tel:** 212-415-4676	**Tel:** 212 303 6821	**Tel:**
Date: 9/11/06	**Date:**	**Date:**	**Date:**

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota, 34240, FL. US

New Order

>> **Order Form Ref:** 32560 >> **Package** Radianz Proximity Solution >> **You have ordered the following services for an initial term of** ~~36~~ 24 AAT **months.**

PRODUCT NAME	PROVIDER/COUNTER-PARTY	SERVICE ACCESS NAME	BANDWIDTH	AVAILABILITY	RtR RTD*	TARGET LTC**	ONE-OFF CHARGE	MONTHLY CHARGE
Radianz Proximity Solution			0			45	0.00	0.00
rProvider rProvider/1.0		Bond_NUT_CHI	1024			45	0.00	0.00

* Router to Router Round Trip Delay (RtR RTD). ** Committed Target Date is based on the Lead Time to Connect following BT Radianz's receipt of signed Order.

CUSTOMER SIGNATURE

Name: Adam Tooley
Date: 9/11/06

>>> MORE SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S >>> >>> >>>

New Order

>> Order Form Ref: 32560 **>> Package** Radianz Proximity Solution **>> You have ordered the following services for an initial term of** ~~36~~ 24 **months.** AAT

PRODUCT FEATURE	SPECIFICATIONS	ONE-OFF CHARGE	MONTHLY CHARGE
Hosting Rack (2 X 20 Amp 110v)		1200.00	1150.00
Hosting Hosting Web Management Server (Sun 890)		2100.00	1950.00
Hosting Hosting Web Management Server (HP DL 360)		1500.00	1400.00
Hosting Hosting Internet Communication		450.00	900.00
Hosting Hosting Solution Hardware Charge (Sun 890)		0.00	3162.00
Hosting Hosting Solution Hardware Charge (HP DL 360)		0.00	201.00
Hosting Hosting Solution Hardware Charge (2 X Cisco PIX 515)		0.00	454.00
Hosting Hosting Solution Hardware Charge (2 X Cisco 3750)		0.00	1120.00

TOTAL >>		5250.00000	10337.00000
EXCHANGE RATE >>	x 1.000000		
BILLING CURRENCY >>	= $	5250.00	10337.00

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley
Date: 9/11/06

New Order

>> **Order Form Ref:** 32560 >> **Package** Radianz Proximity Solution

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave. 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

Additional Contract Terms And Conditions:

"With respect to the thirty-six (36) month lease associated with the Sun equipment as set forth in this Order, after at least twelve (12) months of the lease has passed. You shall have the right to cancel the lease upon written notice to BT Radianz and payment of one-half (1/2) of the total monthly Charges for the then remaining months of the lease."

CUSTOMER SIGNATURE

Name: Adam Tooley
Date: 9/11/06

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota, 34240, FL, US

BT Radianz

New Order

>> Order Form Ref: 32601

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave, 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

CUSTOMER DETAILS

Customer Name: Bonds Financial, Inc.
Address: 5337 Paylor Lane, Suite 100, FL
City: Sarasota **Zip:** 34240 **Country:** US
Customer Sales Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com
Customer VAT Reg No. (for EU outside UK):
Customer Purchase Order:
Customer Cost Center:
BT Radianz Sales Contact – Primary: Pam Friedberg
BT Radianz Sales Contact – Secondary: Ronan Ryan

Billing Name:
Address:
City: **Zip:** **Country:**
Billing Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

BILLING DETAILS (IF DIFFERENT FROM LEFT)

Customer Contact for BT Radianz Helpdesk: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

INSTALLATION SITE DETAILS

Site Name: Bonds Financial @ BT Radianz Nutley
Address: 492 River Road
City: Nutley **Zip:** 07110 **Country:** US
Local Contact: Chris Franke
Tel: 973-662-3010 **Mobile/Pager:**
Email: chris.franke@btradianz.com
Second Contact: Louis Noto
Tel: 973-662-3121 **Mobile/Pager:**
Email: louis.noto@btradianz.com
Are there existing conections at this site? No

SECONDARY SITE (IF APPLICABLE)

Site Name: Bonds Financial @ BT Radianz Chicago
Address: 601 W. Polk Street
City: Chicago **Zip:** 60606 **Country:** US
Local Contact: Sal Degostino
Tel: 312-408-8604 **Mobile/Pager:**
Email: sal.dagostino@btradianz.com
Second Contact:
Tel: **Mobile/Pager:**
Email:
Are there existing conections at this site? No

LEGAL

>> SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S >> >> >>

Customer hereby orders and BT Radianz agrees to supply the Service(s) for the term of the Order subject to the following (the "Agreement"):
>> Order Form Terms & Conditions; Version: 3.0
>> Service Supplement(s) (listed below):
Extranet Service Supplement 4.3

Comments/Additional Terms:

Customer hereby acknowledges that it has received the documents indicated above and that this Order is subject to the Agreement referenced above. This Order and the applicable Service Supplement(s) are hereby incorporated by reference into the Agreement.

CUSTOMER SIGNATURE	BT RADIANZ SIGNATURE	BT RADIANZ SALES CONTACT SIGNATURE	BT RADIANZ TECHNICAL SOLUTIONS CONSULTANT SIGNATURE
Position: Managing Director	**Position:** Head of Sales, US		
Name: Adam Tooley	**Name:** Bill Betz	**Name:** Pam Friedberg	**Name:** Gus Bourke
Tel: 941-373-1863	**Tel:** 212-415-4676	**Tel:** 212 303 6821	**Tel:**
Date: 9/11/06	**Date:**	**Date:**	**Date:**

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota , 34240, FL, US

BT Radianz

New Order

>> Order Form Ref: 32601

>> You have ordered the following services for an initial term of ~~36~~ 24 AAT months.

PRODUCT NAME	PROVIDER/COUNTER-PARTY	SERVICE ACCESS NAME	BANDWIDTH	AVAILABILITY	RtR RTD*	TARGET LTC**	ONE-OFF CHARGE	MONTHLY CHARGE
Service Access 1536k MNAM to MNYC	Bonds Financial, Inc.	Bond_Mgmt_FL	1536			60	1000.00	3980.00

PRODUCT FEATURE	SPECIFICATIONS	ONE-OFF CHARGE	MONTHLY CHARGE

* Router to Router Round Trip Delay (RtR RTD). ** Committed Target Date is based on the Lead Time to Connect following BT Radianz's receipt of signed Order.

		ONE-OFF CHARGE	MONTHLY CHARGE
TOTAL >>		1000	3980
EXCHANGE RATE >>	× 1.000000		
BILLING CURRENCY >>	= $	1000.00	3980.00

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley
Date: 9/1/04

New Order

>> **Order Form Ref:** 32557 >>>**Package** Radianz Proximity Solution

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave, 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

CUSTOMER DETAILS

Customer Name: Bonds Financial, Inc.
Address: 5337 Paylor Lane, Suite 100, FL
City: Sarasota **Zip:** 34240 **Country:** US
Customer Sales Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com
Customer VAT Reg No. (for EU outside UK):
Customer Purchase Order:
Customer Cost Center:
BT Radianz Sales Contact – Primary: Pam Friedberg
BT Radianz Sales Contact – Secondary: Ronan Ryan

BILLING DETAILS (IF DIFFERENT FROM LEFT)

Billing Name:
Address:
City: **Zip:** **Country:**
Billing Contact: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

Customer Contact for BT Radianz HelpDesk: Adam Tooley
Tel: 941-373-1863
Email: adam@bonds.com

INSTALLATION SITE DETAILS

Site Name: Bonds Financial @ BT Radianz Chicago
Address: 601 W. Polk Street
City: Chicago **Zip:** 60606 **Country:** US
Local Contact: Sal Dagostino
Tel: 312-408-8604 **Mobile/Pager:**
Email: sal.dagostino@btradianz.com
Second Contact:
Tel: **Mobile/Pager:**
Email:
Are there existing conections at this site? No

SECONDARY SITE (IF APPLICABLE)

Site Name:
Address:
City: **Zip:** **Country:**
Local Contact:
Tel: **Mobile/Pager:**
Email:
Second Contact:
Tel: **Mobile/Pager:**
Email:
Are there existing conections at this site?

LEGAL

SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S

Customer hereby orders and BT Radianz agrees to supply the Service(s) for the term of the Order subject to the following (the "Agreement"):

>> **Order Form Terms & Conditions; Version:** 3.0 >> **Service Supplement(s)** (listed below):

Hosting Service Supplement 4.0	Extranet Service Supplement 4.3	

Comments/Additional Terms: Please see final page for additional terms and conditions that apply to this Order.

Customer hereby acknowledges that it has received the documents indicated above and that this Order is subject to the Agreement referenced above. This Order and the applicable Service Supplement(s) are hereby incorporated by reference into the Agreement.

CUSTOMER SIGNATURE	BT RADIANZ SIGNATURE	BT RADIANZ SALES CONTACT SIGNATURE	BT RADIANZ TECHNICAL SOLUTIONS SIGNATURE
[signature]			
Position: Managing Director	**Position:** Head of Sales, US		
Name: Adam Tooley	**Name:** Bill Betz	**Name:** Pam Friedberg	**Name:** Gus Bourke
Tel: 941-373-1863	**Tel:** 212-415-4676	**Tel:** 212 303 6821	**Tel:**
Date: 9/11/06	**Date:**	**Date:**	**Date:**

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota , 34240, FL, US

New Order

>> **Order Form Ref:** 32557 >> **Package** Radianz Proximity Solution >> **You have ordered the following services for an initial term of** ~~36~~ 24 AAT **months.**

PRODUCT NAME	PROVIDER/COUNTER-PARTY	SERVICE ACCESS NAME	BANDWIDTH	AVAILABILITY	RtR RTD*	TARGET LTD**	ONE-OFF CHARGE	MONTHLY CHARGE
Radianz Proximity Solution			0			60	0.00	0.00
Service Access 1024k MNAM to MNYC	Bonds Financial @ BT Radianz Nutley	Bond_NUT_CHI	1024			60	0.00	1000.00

* Router to Router Round Trip Delay (RtR RTD). ** Committed Target Date is based on the Lead Time to Connect following BT Radianz's receipt of signed Order.

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley
Date: 9/11/06

MORE SERVICE / PRODUCT DETAILS ON FOLLOWING PAGE/S

New Order

>> Order Form Ref: 32557 **>> Package** Radianz Proximity Solution **>> You have ordered the following services for an initial term of** ~~36~~ 24 AAT **months.**

PRODUCT FEATURE	SPECIFICATIONS	ONE-OFF CHARGE	MONTHLY CHARGE
Hosting Rack (2 X 20 Amp 110v)		1500.00	1500.00
Hosting Hosting Web Management Server (Sun 890)		2100.00	1950.00
Hosting Hosting Web Management Server (HP DL 360)		1500.00	1400.00
Hosting Hosting Solution Hardware Charge (Sun 890)		0.00	3162.00
Hosting Hosting Solution Hardware Charge (HP DL 360)		0.00	201.00
Hosting Hosting Solution Hardware Charge (2 X Cisco PIX 515)		0.00	454.00
Hosting Hosting Solution Hardware Charge (2 X Cisco 3750)		0.00	1120.00
Hosting Hosting Internet Communication		450.00	1500.00

		ONE-OFF CHARGE	MONTHLY CHARGE
TOTAL >>		5550.00000	12287.00000
EXCHANGE RATE >>	x 1.000000		
BILLING CURRENCY >>	= $	5550.00	12287.00

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley
Date: 9/11/04

New Order

>> Order Form Ref: 32557 **>> Package** Radianz Proximity Solution

Please return TWO signed originals of this Order Form to the following BT Radianz Office:
>> 575 Lexington Ave, 12th Floor, New York, NY, 10022, US - Fax (1) 212 415 4603

Additional Contract Terms And Conditions:

"With respect to the thirty-six (36) month lease associated with the Sun equipment as set forth in this Order, after at least twelve (12) months of the lease has passed, You shall have the right to cancel the lease upon written notice to BT Radianz and payment of one-half (1/2) of the total monthly Charges for the then remaining months of the lease."

CUSTOMER SIGNATURE

[signature]

Name: Adam Tooley
Date: 9/11/06

Upon acceptance by BT Radianz, an original will be returned to: 5337 Paylor Lane, Suite 100, Sarasota , 34240, FL, US

BT Radianz

575 Lexington Avenue
12th Floor
New York, NY 10022

Quick Order Terms and Conditions

These BT Radianz terms and conditions, together with the attached Acceptable Use Policy ("**AUP**") and the Service Supplement (which contains a description of the Service, any service specific terms, and a service level agreement) ("**Service Supplement**") govern transactions by which you acquire BT Radianz service ("**Service**") from Radianz Americas Inc. ("**BT Radianz**"). All these documents are collectively referred to as this "**Agreement.**"

In this Agreement, "**You**" or "**Your**" means the customer identified in the Order. You and BT Radianz are also referred to in this Agreement as a "**Party**" or the "**Parties.**"

1. ORDERS

You may order Services under this Agreement by signing a BT Radianz Order Form ("**Order**") that references this Agreement. Upon acceptance by BT Radianz, each Order incorporates the terms of this Agreement and represents a separate agreement that is legally independent from any other. This Agreement is Your entire agreement with BT Radianz regarding the Services and replaces any prior oral or written communication between us.

2. SUPPLY OF SERVICE

2.1 Subject to the terms and conditions of this Agreement, BT Radianz will install the Service and notify You when the Service is ready for use ("**In-Service Date**"). If You notify BT Radianz within five (5) business days of the In-Service Date that the Service is not in accordance with the Service Supplement, BT Radianz shall promptly correct any deficiencies and adjust the In-Service Date, if appropriate.

2.2 Each Service shall run for the minimum Service Term detailed in the Order ("**Initial Service Term**"), commencing on the In-Service Date.

2.3 The Initial Service Term shall automatically renew for successive twelve (12) month periods, each a "**Renewal Term**", unless either Party gives written notice of non-renewal at least sixty (60) days prior to the expiration of the Initial Service Term or any Renewal Term. In the event You cancel a Service during a term of an Order and You do not have a right under this Agreement to do so, You will be responsible for the monthly Charges for the remainder of the then current term unless BT Radianz agrees otherwise.

2.4 You will, in a timely manner, provide to BT Radianz, or its designees, all information reasonably needed by BT Radianz to install and provide the Service. BT Radianz will not be liable under any SLA or otherwise if it is unable to install or provide Service on a timely basis due to any delay or failure by You or any third party (excluding BT Radianz's subcontractors) in providing accurate information on a timely basis. BT Radianz reserves the right to initiate billing in the event that BT Radianz has completed its work even though You are not ready to begin communicating with other parties over BT Radianz's Network. In addition, BT Radianz may charge You (i) an additional fee in each instance that You refuse to give BT Radianz or its subcontractors access to its premises after an appointment has been made for installation work or if You cause BT Radianz to incur significant, unanticipated costs due to Your delays or errors in the information provided; or (ii) cancellation charges if, in BT Radianz's reasonable discretion, You have implicitly cancelled the Order by continually refusing to allow BT Radianz to complete the installation.

3. CPE

3.1 Any BT Radianz equipment installed at Your location specified in the Order ("**Location**") such as routers, cabling and connectors ("**CPE**") shall remain the exclusive property of BT Radianz or its suppliers. On termination of the Service, You agree to surrender possession of the CPE to BT Radianz, upon BT Radianz's request, in good order, normal wear and tear excepted.

3.2 You agree to keep the CPE safe and to be liable for the cost of repairing damage to the CPE not caused by BT Radianz or its subcontractors.

3.3 BT Radianz is responsible for keeping the CPE in good working order.

3.4 BT Radianz shall have the right to charge You for the repair of the CPE, on a time and materials basis, made necessary by: (a) damage to the CPE not caused by BT Radianz; (b) modifications to CPE either not approved by BT Radianz or carried out by personnel not approved by BT Radianz; or (c) Your failure to implement and maintain the environmental conditions as advised by BT Radianz.

4. CUSTOMER'S OBLIGATIONS

4.1 You agree to comply in all respects with the AUP. Since BT Radianz operates a shared network with other customers, it may need to modify the AUP from time to time. If at any time, BT Radianz changes the AUP in any way that materially changes Your obligations or responsibilities thereunder, said changes shall become effective thirty (30) days from the date of BT Radianz's written notice to You of those changes.

4.2 You agree not to attach by direct connection or otherwise to the BT Radianz network: (i) the network of any other supplier, or (ii) any equipment not approved by BT Radianz. BT Radianz reserves the right to disconnect immediately (or require the immediate disconnect of) any equipment or network connected in breach of this Section.

4.3 You agree not to resell or otherwise make available the Service to a third party.

5. CHARGES AND PAYMENT

5.1 All charges for Services shall commence on the In-Service Date and shall be invoiced to You, in US Dollars, monthly in advance for all fixed recurring charges and in arrears for all other charges. All charges shall be payable, without deduction or set-off, within thirty (30) days of the date BT Radianz issues the invoice ("**Due Date**"). Upon at least ninety (90) days written notice to You, BT Radianz may increase its monthly charges for a Service effective as of the end of the Initial Service Term or any Renewal Term.

5.2 All charges for Services are exclusive of value added tax. Sales tax, excise tax, gross receipts tax, withholding tax and other similar taxes, and You agree to pay all such applicable taxes. You shall not be liable for any taxes on BT Radianz's net income

5.3 Your failure to pay BT Radianz's charges (other than any amount subject to a good faith dispute) by the Due Date shall entitle BT Radianz, without prejudice to its other rights and remedies under this Agreement, at law or otherwise, to: (i) charge a late payment charge of one and a half percent (1.5%) of any overdue Charges per month or portion thereof or the maximum amount allowed by law, whichever is lower; (ii) collect reasonable attorneys' fees and any other costs associated with collecting such overdue charges; and/or (iii) terminate the Service and/or this Agreement, after giving You thirty (30) days' written notice of such termination and You having failed to remedy Your payment default

(together with any accrued late payment charge) during that thirty (30) day period.

6. CONFIDENTIALITY

Each Party agrees to maintain the confidentiality of the other party's confidential information ("**Confidential Information**") and not to disclose it to any third party, except to its contractors and suppliers having a need to know, or with the prior consent of the other Party, or in accordance with the order of a court of competent jurisdiction or a governmental agency. Confidential Information shall not include any information that was known to the recipient prior to receipt of the Confidential Information, is publicly available through no breach of this provision by the recipient, is independently developed by the recipient without use of the Confidential Information, or is rightfully acquired from a third party without any obligation to keep such information confidential.

7. EXCLUSIONS AND LIMITATIONS OF LIABILITY

7.1 NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS, INCIDENTAL, SPECIAL, CONSEQUENTIAL, INDIRECT OR PUNITIVE DAMAGES WHATSOEVER INCLUDING, BUT NOT LIMITED TO, ANY DAMAGES FOR LOST TIME, INCOME, REVENUE, GOODWILL, PROFITS, LOSS OF OR LOSS OF USE OF ANY SOFTWARE OR DATA, OTHER SIMILAR LOSSES, OR ANY BUSINESS INTERRUPTION OF ANY KIND EVEN IF THE PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

7.2 EXCEPT AS SET FORTH IN SECTION 7.3, BT RADIANZ'S LIABILITY UNDER THIS AGREEMENT, IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WILL BE LIMITED AS FOLLOWS:

7.2.1 FOR FAILURE TO COMPLY WITH SERVICE LEVELS DETAILED IN THE SERVICE SUPPLEMENT OR FOR ANY OTHER SERVICE-RELATED PROBLEM, TO THE SERVICE CREDITS DETAILED IN THE SERVICE SUPPLEMENT;

7.2.2 FOR LOSS OF OR DAMAGE TO TANGIBLE PROPERTY, CAUSED BY ITS NEGLIGENCE OR WILFUL MISCONDUCT, ONE MILLION DOLLARS ($1,000,000);

7.2.3 FOR ALL OTHER CLAIMS UNDER THIS AGREEMENT, THE AMOUNT PAID BY YOU TO BT RADIANZ FOR THE SERVICES GIVING RISE TO THE LIABILITY DURING THE TWELVE (12) MONTHS PRIOR TO THE OCURRENCE OF EVENT OR SERIES OF RELATED EVENTS, OR ONE HUNDRED THOUSAND DOLLARS ($100,000), WHICHEVER IS GREATER.

7.3 THE EXCLUSIONS FROM AND THE LIMITATIONS OF LIABILITY SET FORTH IN SECTIONS 7.1 AND 7.2, RESPECTIVELY, DO NOT APPLY TO THE PARTIES' INDEMNIFICATION OBLIGATIONS IN SECTION 8, AND THE LIMITATIONS OF LIABILITY SET FORTH IN SECTION 7.2 DO NOT APPLY TO CLAIMS FOR DEATH OR PERSONAL INJURY.

8. INDEMNITY

8.1 EACH PARTY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST THIRD PARTY CLAIMS FOR DEATH OR PERSONAL INJURY CAUSED BY ITS NEGLIGENCE OR WILFUL MISCONDUCT.

8.2 YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS BT RADIANZ AGAINST ANY DAMAGES, CLAIMS, ACTIONS, PROCEEDINGS, COSTS, AND EXPENSES ARISING DIRECTLY FROM THIRD PARTY CLAIMS RELATING TO (I) ANY DATA, CONTENT, SERVICES, SOFTWARE OR COMMUNICATION SENT RECEIVED, PROVIDED OR STORED BY YOU IN CONNECTION WITH THE SERVICE; (II) ANY USE BY YOU OF THE SERVICE IN VIOLATION OF ANY LAW OR REGULATION OR THE AUP.

9. TERMINATION

9.1 Either Party may terminate this Agreement immediately by written notice to the other if (a) the other commits any material breach of this Agreement and does not remedy the breach within fourteen (14) days of notice of such breach being given by the non-defaulting party; (b) the other becomes insolvent or makes any special arrangements or any special assignment for the benefit of its creditors, or is the subject of a voluntary or involuntary filing under the bankruptcy laws of any jurisdiction; (c) the other is adjudicated bankrupt; or (d) a receiver is appointed for the other's business. The effective date of termination shall be the date of receipt of such notice.

9.2 Notwithstanding anything to the contrary contained in this Agreement, BT Radianz may, at any time, suspend a Service if: (a) You breach or otherwise fail to comply in any material respect with the provisions of the AUP; (b) such suspension is in accordance with an order, instruction, or request of a government, an emergency service organization, or other administrative agency having appropriate jurisdiction; or (c) through no fault of BT Radianz, if BT Radianz, any BT Radianz legal entity, or any BT Radianz subcontractor loses its governmental authorization to provide the Service so suspended. Such suspension shall be without prejudice to any other right or remedy either Party may have arising out of such breach or non-compliance.

10. GENERAL

10.1 **Governing Law.** The Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York excluding its conflicts of laws provisions. Venue for any litigation or proceeding with respect to this Agreement will be New York, NY.

10.2 **Force Majeure.** Neither party shall be responsible for any failure to perform its obligations under this Agreement for reasons beyond its reasonable control (a "**Force Majeure Event**"). If BT Radianz is unable to supply the Service due to a Force Majeure Event for more than thirty (30) consecutive days, You may cancel the Service, without liability.

10.3 **Notices.** All notices between us shall be in writing and addressed to the other's registered office or such other address as may be notified for the purposes of giving notice, and shall be sent by hand, mail, (notices being deemed to have been given 3 days after the date of mailing), or by confirmed facsimile.

10.4 **Assignment.** Neither Party may assign this Agreement in whole or in part or all or part of its rights and obligations under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, except that, without consent, BT Radianz may assign all or any portion of this Agreement to any holding company of BT Radianz or any majority owned subsidiary of BT Radianz or such holding company) or pursuant to a merger, consolidation, or a sale of substantially all of its assets.

10.5 **No Waivers.** No failure or delay by either Party in exercising any right or remedy under this Agreement (and no course of dealing between the parties) shall operate as a waiver thereof.

10.6 **Invalidity.** If any provision of this Agreement or any part of such provision is held invalid or unenforceable, the remainder of the provisions contained in this Agreement will not be affected thereby, and each remaining provision or part thereof will be valid and enforceable to the full extent permitted by law.

10.7 **Survival.** Sections 1, 3, 5, 6, 7, 8, and this Section 10 shall survive expiration or termination of this Agreement.

10.8 **Third Party Rights.** You agree that this Agreement will not create any right or cause of action for any third party..

10.9 **Subcontracting.** BT Radianz may subcontract part or all of the performance of its obligations under this Agreement without notice to You or requiring Your consent. BT Radianz shall, however, be responsible for the acts and omissions of its subcontractors pursuant to the terms of this Agreement.

10.10 **Customer Directory.** BT Radianz may include Your name and other contact information in BT Radianz's customer directory to be published on the BT Radianz website or in other media.

10.11 **Publicity.** Except as permitted under Section 10.10, neither Party will issue a press release relating to this Agreement or use the other Party's trademarks, logos, or trade names in any advertisements or marketing materials without the express, prior written consent of the other Party.

10.12 **Entire Agreement.** This Agreement constitutes the entire agreement between the Parties relating to the Services and supersedes all prior oral or written communications. This Agreement shall not be modified, except by a formal written supplement signed by a duly authorized representative of both Parties.

Acceptable Use Policy

1. SCOPE AND APPLICABILITY

This Acceptable Use Policy ("**AUP**") provides a code of conduct applicable to all persons and entities using the BT Radianz network ("**Network**") and services ("**Services**"), including BT Radianz customers and their employees, agents, contractors, affiliates, subsidiaries, and, if applicable, clients (collectively or individually, "**Users**") in order to (i) protect all Users and assure them of the consistent, high level of trust necessary for them to use the BT Radianz Network and Services safely, securely and effectively; and (ii) deter the abuse or misuse of the BT Radianz Network and Services by any User.

2. ACCEPTABLE USE

Each User shall use the BT Radianz Network to conduct its business, publish and access content, and provide access to applications in accordance with this AUP and any applicable terms and conditions governing the BT Radianz Services.

3. UNACCEPTABLE USE

3.1. **Illegal Use** Users are prohibited from using the BT Radianz Network or any BT Radianz Service to commit or aid in the commission of any crime, fraud, act which violates any applicable local, national, or international law or regulation.

3.2. **Prohibited Content** Users are prohibited from using the BT Radianz Network or any BT Radianz Service to transmit, distribute, disseminate, publish, or store:

(a) any material in violation of any applicable local, national, or international law or regulation;

(b) material that infringes any patent, trademark, trade secret, copyright, or other intellectual property right of any party;

(c) material that is defamatory, abusive, or harassing; or that threatens or encourages bodily harm, destruction of property, or infringement of the lawful rights of any party; or otherwise constitutes an illegal threat;

(d) material that violates the privacy of any party as protected by applicable local, national, or international law or regulation;

(e) material containing software viruses, worms, Trojan horses, time bombs, cancelbots, or other harmful or deleterious computer code, or any computer code, files, or programs designed to disrupt; destroy; disable; invade, gain unauthorized access to; or corrupt, observe, or modify without authorization, any data; network transmissions; software; computing or network devices; or telecommunications equipment; or unsolicited or unauthorized advertising, promotional materials, bulk email, or chain letters.

3.3 **Eavesdropping** Users are prohibited from the unauthorized interception or monitoring of any data or messages transmitted over the BT Radianz Network.

3.4 **Unauthorized Access** Users are prohibited from employing the BT Radianz Network or any BT Radianz Service to access any computer, network, or data without authorization or in a manner that exceeds authorization for any purpose, including but not limited to:

(a) retrieve, alter, or destroy data;

(b) probe, scan or test the vulnerability of a system or network; or

(c) breach or defeat system or network security measures such as authentication, authorization, confidentiality, intrusion detection, or monitoring.

3.5 **Impersonation and Forgery** Users are prohibited from:

(a) impersonating any party or entity by adding, removing, or altering header information of network, email, or other messages transmitted over the BT Radianz Network;

(b) transmitting over the BT Radianz Network messages that have been electronically signed using a fraudulently obtained public key certificate or with a forged electronic signature; or

(c) using the BT Radianz Network or any BT Radianz Service to commit any other form of forgery or illegal or unauthorized impersonation.

3.6 **Malicious Disruption** Users are prohibited from interfering with or disrupting (i) the business operations, service, or function of BT Radianz, the BT Radianz Network, any User, or any computer, host, network, or telecommunications device; or (ii) the legitimate use of the BT Radianz Network or BT Radianz Services by any User including by deliberate attempts to overwhelm an application, computer system, network device, or network

3.7 **Security Auditing, Assessments, Penetration Tests** Users are prohibited from conducting security audits, assessments, and penetration tests of the BT Radianz Network

3.8 **Misuse of BT Radianz Customer Premises Equipment (CPE)** Users shall not tamper with or attempt to gain unauthorized access to BT Radianz CPE.

4. USER OBLIGATIONS TO REPORT SUSPICIOUS ACTIVITY

Users must promptly cooperate with BT Radianz in responding to security incidents and report to BT Radianz any event, condition, or activity that User becomes aware of that indicates a possible or actual (a) violation of this Acceptable Use Policy, or (b) breach or compromise of the security of the BT Radianz Network or any BT Radianz Service including, without limitation, any event, condition, or activity occurring within a User's computer network or systems that could affect the security of (i) the BT Radianz Network, (ii) any BT Radianz Service, or (iii) any other User's computer networks or systems.

5. CONFIDENTIALITY

5.1 **Confidential Information** Each User shall hold in confidence any information it receives from BT dianz or any of BT Radianz's subcontractors related co the security and architecture of the BT Radianz Network, including but not limited to: network routing information, addresses, device configurations, topology, host names, system configurations, security access codes, encryption and authentication keys, passwords, controls, processes, procedures, and safeguards. Users shall not disclose this information except on a need-to-know basis and only to employees, agents, subcontractors, or other third parties who are contractually bound to non-disclosure obligations.

5.2 **Disclosure** BT Radianz reserves the right to disclose information relating to Users' activities that may be in violation of this AUP:

(a) to law enforcement, regulatory, or other agencies in response to lawful requests including, without limitation, as required by any securities exchange or regulatory or governmental body to which a User is subject;

(b) to the extent required by law or for the purposes of judicial process; or

(c) to other Users to protect the rights, property, and operations of BT Radianz, the BT Radianz Network and Services, Users of the BT Radianz Network and Services, and the public including, without limitation, e right to notify a User of any event, condition, or ivity, of which BT Radianz is aware, potentially affecting the security or operations of said Users' computer networks and systems.

6. BT RADIANZ MONITORING/ENFORCEMENT

6.1 **Network Usage Monitoring** BT Radianz reserves the right to monitor all usage of the BT Radianz Network for purposes of network management, performance management, capacity planning, and security monitoring and management. Usage monitoring may include:

(a) monitoring (i) source and destination addresses, protocol type, size and other attributes of individual network packets other than content, and (ii) network routes traversed by individual packets within the BT Radianz Network as necessary to detect potential, incipient, or actual security breaches, intrusions, attacks, or malicious code;

(b) using devices and techniques such as network intrusion detection, host intrusion detection, and system integrity auditing to inspect packet contents for the presence of software viruses, worms, Trojan horses, time bombs, cancelbots, or other harmful or deleterious computer code, or any computer code, files, or programs designed to disrupt; destroy; disable; invade; gain unauthorized access to; or rupt, observe, or modify without authorization, any uata; network transmissions; software; computing or network devices; or telecommunications equipment, *provided, however*, that BT Radianz shall use such detection devices and techniques solely for the aforesaid purpose; and

(c) monitoring network traffic for patterns potentially indicating the misuse or abuse of the BT Radianz Network.

6.2 **Content Monitoring** With the exception of (i) the usage monitoring described in Section 6.1, and (ii) information specifically authored by or on behalf of BT Radianz, BT Radianz does not monitor, review, edit, or censor information transmitted by Users on the BT Radianz Network. Users are solely responsible for the information they transmit on the BT Radianz Network and for complying with all laws and regulations applicable to such information. Users acknowledge that BT Radianz is not responsible for the truthfulness, accuracy, or legality of any information transmitted, published, or accessed by Users on the BT Radianz Network.

6.3 **Investigations** BT Radianz reserves the right to:

(a) initiate investigations into potential misuse or abuse of the BT Radianz Network or Services by Users and others;

(b) involve, and cooperate to the fullest extent possible with, law enforcement, regulatory, and other authorized agencies in the investigation and prosecution of crimes alleged or suspected to have been committed using the BT Radianz Network or any BT Radianz Service;

(c) terminate or suspend use of the BT Radianz Network and Services by a User found to have violated this Acceptable Use Policy or other applicable terms and conditions to which Users are legally bound to BT Radianz; and

(d) immediately, without notice, and at BT Radianz's sole discretion, completely or partially suspend use of, and access to, the BT Radianz Network and Services by any User to the extent, as BT Radianz determines in its sole discretion, required to maintain and protect the security and operations of (i) BT Radianz or the BT Radianz Network and Services, or (ii) any User or any User's computer networks or systems, where BT Radianz reasonably believes such security and operations are under potential, threatened, or actual attack or compromise.

In each case that BT Radianz suspends BT Radianz Service pursuant to this Section, it shall advise User as promptly as reasonably possible. Such Service may be restored, within BT Radianz's sole discretion, after any violation or threat has been remedied or corrected.

7. CHANGES

BT Radianz reserves the right to amend this Acceptable Use Policy at any time pursuant to agreements in effect between BT Radianz and its customers.

Radianz Hosting Service Supplement

Version 4.0

1. Introduction – Radianz Hosting Services Service Supplement

This Service Supplement (the "Service Supplement") for Radianz Hosting Services (the "Services") is hereby incorporated by reference into the Master Services Agreement between BT Radianz and Customer (the "Agreement") All capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Agreement.

BT Radianz provides the Services as described in BT Radianz's Hosting Catalog. Any additional Hosting Services not specified in the Hosting Catalog and agreed to by the Parties will be added to a Hosting Order agreed to by the Parties.

Access by Customer or its representatives or agents to any BT Radianz Hosting Center is subject at all times to compliance with BT Radianz's Rules of Conduct for Access to Hosting Centers. A copy of the rules as of the date of the Agreement is attached as Attachment A. These rules may be modified and updated by BT Radianz from time to time and are available from the BT Radianz Global Support Center (GSC).

Document Structure

This Service Supplement has the following sections:

- SLA Administration - Sections 1, 2, 3, 4, 5, and 6
- SLA Performance - Section 7
- SLA Conditions and Exclusions - Section 8
- Definitions - Section 9

2. Overview of Performance Target and Service Credits

BT Radianz provides a performance target (the "Performance Target") in relation to Service Availability ("SA"), as set forth in Section 7 of this Service Supplement.

If BT Radianz fails to meet the Performance Target as stated in Section 7, Customer may claim the service credit associated with the Performance Target, subject to the conditions and exclusions set forth in Section 8. Credits shall be payable in the form of a set-off against future Charges (or solely in the case of a service credit properly payable where there are no future monthly invoices against which the credit could be made, in the form of a cash payment).

Performance Targets are enforceable upon completion of installation of the Service as specified in the Order Form.

3. Measurement and Reporting

SA will be recorded on an exception basis as a result of Severity 1 problems and associated outages to the Customer Environment reported through the BT Radianz Trouble ticketing management system. Determination of the cause and duration of problems and outages shall be within BT Radianz's sole discretion. Outages will be measured in units of minutes.

At the completion of each Measurement Period, BT Radianz will supply Customer with an Availability Report, detailing any scheduled outages and Severity 1 problems resulting in outages, together with their determined cause and the resulting Service Availability. All reporting will be provided electronically.

4. Contacts

A. BT Radianz Contact Details

Administration Contacts (SLA Management & Account Management)

Position	Name	Extension/Mail/Fax
Operations Manager		
Service Manager US		
Service Manager Europe		

Problem Escalation Contacts

Escalation Level	Position	Name	Extension/Mail/Fax
1	Service Manager		
2	Head of Hosting operations		
3	Head of Operations		

B. Customer Contact Details

Administration Contacts (SLA Management & Account Management)

Position	Name	Extension/Mail/Fax FAX 941.907.8863
Bonds Financial – Operations – MD	MARC HANSON	941.373.1855 marc@bonds.com
Bonds Financial – Trading – MD	ADAM TOOLEY	941.373.1863 adam@bonds.com
Bonds Financial – President	JOHN BARRY	941.373.1860 john@bonds.com

Problem Escalation Contacts

Escalation Level	Position	Name	Extension/Mail/Fax
1	Bonds Financial – Trading	ADAM TOOLEY	941.373.1863 / 941.586.7919
2	Bonds Financial – IT	JIM FOREST	941.373.1862 / 941.587.3388 jim@bonds.com
3	Bonds Financial – Pres.	JOHN BARRY	941.373.1860 / 941.586.7373

5. **Escalation, Notification, and Trouble-shooting Procedures**

A. Problem Severity Levels

Problems, incidents, outages, alerts and their notification and escalation will be managed using the BT Radianz problem management system.

The following matrix defines the problem severity levels that will be used for the categorization and management of problems, incidents, and outages.

Severity Level	Description	Examples
Level 1 – High	Customer Environment is unable to process any end users page requests or to permission/authenticate users or key elements of the Customer application being available to any end users or data is inaccurate or available without security/authentication.	Server(s) down. Major Application failure. Major network outage. Key database unavailable Security breach [eg passwords/bank a/c/personal data could be accessed by unauthorised persons or

Severity Level	Description	Examples
		PKI/authentication service impacted] Includes any event where The Customer has potential IP/data breach or regulatory liability to third party or outage would trigger mandatory report to a financial services regulator
Level 2 – Medium	Some non-material element of the Customer Environment being unavailable to one or more end users Degradation of service to all end users.	Partial application failure. Some non key data is unavailable
Level 3 – Low	Some element of Customer service unavailable to some users. Degradation of service to some users	Partial unavailability of non-key user data. Some non key features unavailable

B. Escalation and Notification Procedure

Problems and incidents will, in the first instance, be reported to and/or recorded by the BT Radianz Global Service Center (GSC). Subsequently, the escalation of problems will be to the BT Radianz and Customer escalation points defined in accordance with the following table.

Severity	Recovery/ Trouble-Shooting	Notification	Escalation to 2nd Level Support
Level - 1	Log the incident on BT Radianz's problem management system Use appropriate recovery procedure/ then	Immediately notify escalation level 1. After 1 hour notify escalation to next level	After 15 minutes if trouble-shooting procedure has been performed or immediately if no recovery procedure is available.
Level - 2	Log the incident on BT Radianz's problem management system Analyse the cause of the problem and attempt recovery as above	Immediate notification to level 1 Escalation to next levels every 6 hours	After 3 hours, if troubleshooting procedures or approved work-around has not resolved the trouble.
Level - 3	Log the incident on BT Radianz's problem management system Analyse the cause of the problem and attempt recovery. Investigate further where possible	Immediate notification to Level 1. Escalation to next level after every 12 hours.	If it cannot be resolved within 12 hours or the following morning, escalate to 2nd level support.

6. Change Management

A. Overview

Change Control refers to the process of planning, communicating and executing technology changes to the overall environment successfully so as to maintain the highest possible level of service and systems availability. Change can be initiated by Customer or by BT Radianz. The Change Control function is responsible for coordinating and controlling all change administration activities. Customers that request implementation of a change (ranging from a minor service adjustment to the introduction of a complete new service) have to initiate a Request for Change ("RFC"). The BT Radianz Change Management Board ("CMB") will evaluate the requests and the risks to the overall environment. The change request is tracked through to its closure via a Change Database.

Purpose

The objectives of Change Control for Customer are defined as follows:

- Communicate changes to the support staff and appropriate end users
- Reduce the number of crises and duplicated change requests
- Establish regular maintenance windows to allow users to plan around outages
- Ensure test and rollback plans are complete in order to minimize the effects of an unsuccessful change
- Ensure end users and the Support Organization are trained on change(s) being introduced
- Ensure support and configuration documentation is included or has been updated
- Solidify approval from various areas of IT and business units to ensure the change impact is minimal and to reduce the risk of any change
- Provide metrics regarding change types and frequencies
- Group maintenance activities together in order to minimize overall production outage time
- Ensure changes go into production in a timely fashion to ensure maximum customer service

C. Change Control Roles And Responsibilities

Roles and responsibilities of individuals or groups associated with the Change Control processes for each area are defined as follows:

Customer Change Requestor (Customer assigned)

The Customer Change Requestor is the person who initiates the change request process through an RFC form. The Customer Change Requestor will be responsible for the following actions:

- Submitting a Request for Change document (RFC) as soon as Customer has identified the need for the change.
- Developing the change work plan with necessary release documentation
- Ensuring version control
- Ensuring back out /rollback instructions are complete

BT Radianz Change Manager

The BT Radianz Change Manager's (CM) primary role involves overseeing the day-to-day management of the overall Change Control process. The Change Manager is responsible for defining, validating and maintaining the change process.

The BT Radianz Change Manager will acknowledge the receipt the RFC and:

- Review the request documentation for completeness and thoroughness
- Coordinate discussion to ensure that all relevant issues or comments concerning a particular change are addressed.
- Work with the Change Management Board members to maintain the change schedule.

- Coordinate the timing of the change(s) with the Customer Change Requestor
- Confirm the successful implementation of the change request.
- Ensure that user notification has been performed.
- "Follow up" with the individuals involved with implementing an emergency change to ensure that proper change documentation is submitted and reviewed.
- Maintain the Change Schedule

D. CHANGE CONTROL PROCEDURES

Regular Changes

- Submit Change Request Procedures
- Change Manager Procedures
- Change Management Board Review Procedures
- Change Control Implementation Procedures

Upgrades And Changes From Beta To Production

- Customer will be responsible for testing all changes in their own alpha environment (or in a test environment provided by BT Radianz on request from Customer). Testing should be done against changes for functionality and integration requirements.
- Customer will create a release document of what will be done to do the upgrade, known impacts, issues, back out procedures, etc.
- Upon successful completion of the previous steps, the changes should be put into a staging (Beta) environment hosted at BT Radianz. The staging environment will be a complete / subset of the current production set-up. Testing will be done against changes for functionality and integration as specified in the release document. Optional tests such as stress testing, load testing and resource usage testing may be conducted (per prior agreement) to assess the impact of changes on SLA. Any failures or deficient SLA performance will result in the back out plan being executed and reasons for such being sent back to Customer.
- BT Radianz experts, optionally and upon request from Customer, can conduct further tests on the beta environment for assessing the impact of the change on loading, capacity and performance requirements as defined and make recommendations to Customer on the required system (hardware, software and network) configuration for optimal performance.
- After successful testing on the staging environment, the application is transferred to production at agreed non-peak hours.

E. Change Category and Change Priorities

There are two categories and three types of priorities to the customer production environment.

Change Categories

- **Minor Changes** - Those changes that cause little or no impact and require few build or additional run-time resources. These changes are planned and executed within the change control program.
    - Examples of minor changes:
        - Reset Password
        - Simple change in a configuration file (e.g., increasing process limit, No. of users etc.)
        - Minor user administration tasks (e.g., adding a user)
        - Moving executables that cause minimal impact.
- **Major change** – Those changes that cause major impact, require large amount of build or run-time resources, and/or affect other parts of the business. These changes are planned and executed during regular change windows. Examples of major changes:

- DNS entry
- Changes to firewall rules
- Operating System patches
- Operating system upgrades
- New application installations
- Application software upgrades

F. Change Priority

Assigning Change Category and Priority

The BT Radianz Change Manager (CM) works with Customer's Change Requestor to assign priority to each change based on the following criteria:

Standard

A change request that falls within established Change Management windows. Nearly all change requests will have this priority. Standard requests are not limited by scope and may be submitted as far enough in advance as is required for the change to be properly planned and scheduled. Nearly all changes introduced into the customer production environment will be standard changes.

Examples of standard changes include:

- Scheduled product releases or application patches
- Customer directed server moves, adds, changes
- Customer directed network hardware moves, adds, changes
- Operating system upgrades

Accelerated

An accelerated change request is a change that is submitted outside of the normal change request deadline or is a one-time change to the normal maintenance schedule. An example of an accelerated change request is a change request submitted to perform an archive on a Thursday evening when they are normally performed on Saturday evenings. Similarly, a change request for the Wednesday evening maintenance window that is submitted after the cut-off time of 5:00pm Tuesday is an exception and must have proper approval. Accelerated changes must be approved by a member of BT Radianz's senior management and the technical leads responsible for performing the change.

Emergency

This category is reserved exclusively for those Customer-initiated changes that must be made immediately because of user, system, or equipment down time. Justification for an emergency change request must be clearly documented. Emergency changes must be authorized by Customer's IT Director or personnel designated by the Director as emergency contacts prior to implementation.

7. Performance Target / Service Level Targets

Colocation Services – Table 1

Category	Measurement	Definition	Calculation Measurement Tools	Measurement Period/ Frequency of calculation	Performance Targets	Monthly Service Credit Percentage
Availability	Measures the availability of the BT Radianz Hosting Center to meet or exceed the SLA target	The Service Availability Performance Target for the Services is a measurement of the availability of the Services required by Customer in its use of the facility. Excludes scheduled downtime	(Total availability – downtime in minutes)/ Total availability	24x7 / Monthly	(a) 99.9% (b) 99.89 or less	(a) Due as invoiced (b) One (1) day, or portion thereof, of the Monthly Charge for the affected Service element for each 60 minutes, or fraction thereof, of Outage Time of the Service that exceeds the Monthly SA Performance Target. Hours will be cumulative only within each calendar month

must be better

what is historical performance track record

Service Connect Services – Table 2

Category	Measurement	Definition	Calculation	Measurement Period/ Frequency of calculation	Performance Targets	Monthly Service Credit Percentage
BT Radianz Managed Hosting Infrastructure	Availability Uptime of The BT Radianz Hosting Infrastructure shall meet or exceed the following SLA target	BT Radianz Managed Hosting infrastructure availability as measured from the switch port that is connected to the Server(s) to the RXN and Internet perimeter router Excludes schedule downtime	(Total availability – Downtime)/ Total availability	24x7 / Monthly	(a) 100.00% - 99.90% (b) 99.89%- 99.70% (c) 99.69% - 99.00% (d) 98.99% - or below	(a) Due as invoiced (b) 2% (c) 5% (d) 15%
DNS Response	DNS lookup time of BT Radianz DNS service	Average DNS set-up time from an un-cached position as measured from the BT Radianz Internet perimeter router.	Total DNS set-up time divided for the month / Number of measurements	Daily every 15 Minutes / Monthly	(a) >=65mSec (b) >=75mSec (c) >=85mSec	(a) Due as invoiced (b) 5% (c) 10%
Hosting Infrastructure performance	Infrastructure overhead time	Total time for a packet to traverse the Hosting infrastructure as measured from the switch port that is connected to the Server(s) to the RXN and Internet perimeter router. Measures end-to-end packet time through the Hosting Infrastructure, and is based on a fully resilient design	Total traverse times measurements / Number of measurements	Daily every 15 Minutes / Monthly	(a) >=10mSec (b) >=12mSec (c) >=14mSec	(a) Due as invoiced (b) 5% (c) 10%

Enhance Management - Table 3

Category	Measurement	Definition	Calculation	Measurement Period/ Frequency of calculation	Performance Targets	Monthly Service Credit Percentage
BT Radianz Managed Hosting infrastructure	Availability Actual Uptime Availability of The BT Radianz Hosting infrastructure shall meet or exceed the following SLA target	BT Radianz Managed Hosting infrastructure availability as measured from the switch port that is connected to the Server(s) to the RXN and Internet perimeter router. Measures the end-to-end availability of the Hosting Infrastructure. Excludes scheduled downtime	(Total availability - Downtime)/ Total availability	24x7 / Monthly	(a) 100.00% - 99.90% (b) 99.98%- 99.70% (c) 99.69% - 99.00% (d) 98.99% - or below	(a) Due as invoiced (b) 2% (c) 5% (d) 15%
DNS Response	DNS lookup time of BT Radianz DNS service	Average DNS set-up time from an un-cached position as measured from the BT Radianz Internet perimeter router.	Total DNS set-up time divided / total number of messages collected	Daily every 15 Minutes / Monthly	(a)>=65mSec (b)>=75mSec (c) >=85mSec	(a) Due as invoiced (b) 5% (c) 10%
Hosting infrastructure performance	Infrastructure overhead time	Total time for a packet to traverse the Hosting infrastructure as measured from the switch port that is connected to the Server(s) to the RXN and Internet perimeter router. Measures end-to-end packet time through the Hosting nfrastructure, and is based on a fully resilient design	Total traverse times measurements / Number of measurements	Daily every 15 Minutes / Monthly	(a) >=10mSec (b) >=12mSec (c) >=14mSec	(a) Due as invoiced (b) 5% (c) 10%

Communication Services - Table 4

Category	Measurement	Definition	Calculation	Measurement Period/ Frequency of calculation	Performance Targets	Monthly Service Credit Percentage
Internet Services	Service availability	Measures the availability of the Internet services from the BT Radianz hosting center Internet service provider POP.	SA = [(OP – O)/OP] X 100, where: "OP" means the number of minutes during the Observation Period; and "O" means the Outage Time (measured in minutes). "Outage Time" means the time period beginning with when a CE Router has failed to respond to three consecutive polling attempts and is calculated from the first such failed attempt. "Observation Period" means the time period for which Service Availability is to be measured.	7x24/Monthly	(a) 100% - 99.90% (b) 99.89 and below	(a) Due as invoiced (b) One (1) days credit for each 60 minutes of outage

8. SLA Conditions and Exclusions

This SLA is subject to the following conditions and exclusions:

1. The service credits are Customer's sole and exclusive remedy for any and all non-performance of any aspects of the delivery of Hosting Services, including but not limited to BT Radianz's failure to meet Performance Targets.
2. Service credits will only be due to the BT Radianz customer that is paying the Monthly Charge for the Service.
3. In no event will total service credits due under this SLA in any calendar month, with respect to any Service, exceed fifty percent (50%) of the Monthly Charge for the applicable Service for that month.
4. Credits under this SLA must be claimed by Customer in writing within sixty (60) days following the end of the month in which Customer believes the relevant Performance Target was not achieved. Within twenty (20) business days following receipt of the claim, BT Radianz will confirm in writing to Customer the amount of the credit, if any, from reports generated by BT Radianz. The amount of credit, if any, calculated by BT Radianz and confirmed in writing to Customer shall be the final definitive assessment of the credit payable.
5. The Performance Targets apply only from the first full month following the In-Service Date of the Service
6. Notwithstanding any other provision of this SLA to the contrary, in no event shall Customer be entitled to receive credits for non-achievement of any Service or any Performance Targets if caused by or resulting from:
   i. the occurrence of any event of Force Majeure;
   ii. the exercise of any right of BT Radianz to cancel, terminate or suspend Service;
   iii. any scheduled maintenance or downtime or changes agreed to by the Parties; or
   iv. any act or omission of Customer or any of Customer's, employees, officers, subcontractors, agents or users, including without limitation, (A) a delay caused by incomplete or inaccurate order information supplied by Customer or by an approved agent of Customer; (B) a delay caused by changes to the design of the Service to be supplied by BT Radianz that were initiated by a change or request from Customer, or (D) Customer's failure to purchase adequate capacity or other services as recommended by BT Radianz.

9. Definitions

"Scheduled Downtime"	Maintenance scheduled by BT Radianz to from 12am – 6am local time, or anytime the Customer request for the Services to be disrupted.
"Measurement Period"	Equals a calendar month for the purpose of defining the period of measurement for reporting SLA.
"Customer Environment"	The servers and associated equipment and software that are exclusive to the Customer for the purpose of performing the Customers application.

ATTACHMENT A

Rules of Conduct for Access to Hosting Centers

These Rules of Conduct are intended to minimize potential interference with the Network and other sites, servers and equipment hosted in the Hosting Center. Physical access to the Hosting Center shall at all times be subject to adherence to these Rules of Conduct.

1. Except as otherwise stated herein, physical access to the Hosting Center shall be limited to BT Radianz personnel and those individuals authorized by BT Radianz.

2. If Customer wishes to enter the Hosting Center, it shall provide not less than forty-eight (48) hours written notice ("Notice") prior to the date and time of the requested physical access to the Hosting Center. All visitors must present a photo ID at time of arrival at the Hosting Center. The visitor's personal information will be recorded, and the visitor will be required to wear a visitor's badge throughout the facility. Non-BT Radianz visitors must be escorted at all times.

3. The Notice shall set forth the requested access time, the purpose of the requested access, and the name of the person(s) who are requesting authorization to gain access to the Hosting Center. The Customer shall defend, indemnify and hold BT Radianz harmless from any acts or omissions by employees or agents allowed in the Hosting Center or any other BT Radianz premises.

4. In the case of an emergency, physical access to the Hosting Center may be granted to the Customer. Access in an emergency will be only allowed to those Customer's representatives registered with BT Radianz security, and they must present a photo ID at time of arrival. Unless otherwise agreed to the contrary, Hosting Center access requires an escort, whose time will be billed at BT Radianz's then prevailing time and materials rates.

5. In all circumstances, the Customer will have access to only those areas that contain its Customer Equipment or BT Radianz Supplied Equipment.

6. If there is a mechanism for the Customer to make modifications, installations, or adjustments to the Customer Equipment without the need for physical access to the Hosting Center, the Customer shall use such mechanism in order to achieve such modifications, installations, or adjustments. Such mechanisms shall include but not be limited to (i) remote log-in, (ii) providing data, software or reasonable instructions in order to enable BT Radianz to perform an appropriate installation, adjustment, or modification on a "remote hands" basis and/or (iii) removal of the Customer Equipment by BT Radianz and provision of a dedicated work area outside of the Hosting Center for the Customer to access the Customer Equipment.

7. In the event any operation in the Hosting Center ceases to function properly immediately after any representative of Customer has physical access to the Hosting Center and BT Radianz has a reasonable basis for believing that such representative's acts or omissions gave rise to such malfunction, BT Radianz shall hold Customer liable for such malfunction and shall not be deemed to be in violation of its obligations to Customer, unless Customer can demonstrate by clear and convincing evidence that the malfunction was due to BT Radianz's actions or inactions.

8. At all times, Customer will adhere to all security programs and processes of the facility including but not limited to displaying visitor IDs, compliance with evacuation alarms, and not attempting to gain access to restricted areas even in the case of temporary inoperable condition of the security systems. Customer will also follow local ordinances and general requirements clearly posted throughout the facilities including but not limited to those related to smoking, eating, security, and cellular phone use.

9. If any of the rules set forth herein are not adhered to, BT Radianz shall have the right to ask and ultimately escort the Customer representative out of the facility. In such cases, the incident will be fully documented.

Radianz Extranet Service Supplement

Version 4.3

This Service Supplement for RadianzProvider Service and RadianzMember Service Access (the "RadianzProvider Service," "RadianzMember Service Access," "Extranet Services," or "Services," as the case may be) is, upon execution by the Parties of an Order for RadianzProvider Service or RadianzMember Service Access, made a part of that Order and shall apply to such RadianzProvider Service or RadianzMember Service Access and, unless superseded by a different Service Supplement, to all subsequent Orders for RadianzProvider Service or RadianzMember Service Access. Any reference in this Service Supplement to the "Agreement" shall be to the terms and conditions that are referenced in the Order(s) for RadianzProvider Service or RadianzMember Service Access. All capitalized terms used but not defined in this Service Supplement shall have the meanings ascribed to such terms in the Agreement.

This Service Supplement contains the following:

- **I. A summary description of Radianz Extranet Services;**
- **II. SLA for Radianz Extranet Services; and**
- **III. Additional terms and conditions applicable to the Radianz Extranet Services.**

I. Summary Description of Radianz Extranet Services

The RadianzProvider Service offers the ability for application or service providers ("**Providers**") to make their applications or services available to End Users ("**Members**"), and to replicate data to distributed hosts, using BT Radianz's extranet infrastructure.

The RadianzMember Service Access offers the ability for Members to access applications or services offered by one or more Providers using BT Radianz's network.

This description contains the following information:

- Standard Designs;
- Service Bandwidth;
- Service Entitlements;
- Installation and Cutover Testing of the Radianz Extranet Services; and
- Optional Multi LAN Service.

A. Radianz Extranet Service Standard Designs

Radianz Extranet Service is provided by BT Radianz using the following standard components which may be shared, or "meshed," in cases where BT Radianz is providing more than one Extranet Service to a particular Location (see Section I(C), below):

- Access Circuit – Circuits used to provide connectivity between a Customer Location and a BT Radianz Point of Presence (POP). Access Circuits are ordered through BT Radianz, but are provided and terminated appropriately by a local access provider serving each Location. In cases where resilient Access Circuits are to be provided, BT Radianz's preferred procedure is to order the two Access Circuits from different local carriers in order to provide additional diversity. When two carriers are not reasonably available, BT Radianz will work with the single carrier to provide an alternative solution (e.g., diverse paths) when BT Radianz is reasonably able to do so. The selection of the specific facilities to be used to provide the Services shall be within BT Radianz's sole discretion.
- Customer Edge (CE) – A dedicated router of a model series and specific configuration selected by BT Radianz based on the throughput capacity required.
- Provider Edge (PE) – Access equipment located at BT Radianz's POP locations throughout the world providing local connection points into BT Radianz network. The PE may support Access Circuits from multiple customers.

1. A standard RadianzProvider or RadianzMember Location connection (illustrated in Fig. 1 below) consists of:
   - Dual Customer Edge (CE) routers;
   - Dual (shared) Provider Edge (PE) routers; and

- Two Access Circuits, one from each CE to a BT Radianz POP.
  Diverse POPs are provided where two POPs are available within 25 kilometres (15.5 miles) of the Customer Location. Connection to secondary POPs beyond 25 kilometres of the Customer Location is a chargeable Customer option unless otherwise stated in an Order.
- For Split Site configurations, CE routers are provided at two separate Customer Locations, which must be less than 5km apart if failover is supported by a private LAN connection; otherwise, failover must be supported by wide-area routing protocols.

Under Normal Operation, all traffic traverses the primary Access Circuit and PE router. In the event these components fail, the secondary Access Circuit and PE router will be used. Traffic will be switched back to the primary path once the fault is resolved. If the Customer has ordered the live:live option, it is able to specify the last mile access circuit for each of its Services. In the event of a component failure, the Service will not be re-routed and will remain unavailable on the affected access until the fault is resolved.



RadianzNet
RadianzNet
RadianzNet
POPs
Provider Edge Routers
Access Circuits
Client Edge Routers
Client LAN
Single PoP
Diverse PoPs
Split Site

Figure 1 – Resilient connectivity

2. For non-resilient RadianzMember Service Access, a Location connection (illustrated in Fig. 2 below) consists of:
   - Single Customer Edge (CE) router at the Customer's Location;
   - Single (shared) Provider Edge (PE) router; and
   - One Access Circuit, from the CE to the PE router.



RadianzNet
POP
Provider Edge Router
Access Circuit
Client Edge Router
Client LAN

Figure 2 – Non-resilient connectivity

B. Service Bandwidth

Customer shall be responsible for determining the appropriate service capacity requirement on a per-Location basis. In the event that Customer sends more traffic than the Service Access bandwidth ordered, such excess traffic will not be delivered, and the SLA relating to Round Trip Delay as set forth herein shall not apply to that excess traffic.

C. Radianz Extranet Service Entitlements

Customer is entitled to use the Service, subject to the terms of the Agreement, at the capacity contracted for and as documented in the Order.

The RadianzMember Service Access may only be used for access to applications or services offered by one or more BT Radianz-connected Providers. Service Access will be enabled based on Customer's representation that it has a contract with the Provider for one or more of these applications or services made available through this connection and is subject to the terms of that contract.

The RadianzProvider Service may only be used to provide applications or services to other BT Radianz customers via a RadianzMember Service Access. A Service Access ordered (sponsored) by a Provider on behalf of a Member will be enabled based on Customer's representation that it has a contract with the Member for one or more of these applications or services made available through this connection and is subject to the terms of that contract.

Customer may request an addition to or change of the Radianz Extranet Service and/or the application or service Providers to whom Customer requires access by submitting a Change Request to BT Radianz, in accordance with the terms of the Agreement.

Customer acknowledges and accepts that BT Radianz's provision of Service is based on the use of Access Circuits, CE Routers, PE Routers, and multi-LAN switches for delivery of multiple Service Accesses in those situations where multiple Service Accesses are being made to a Location. Customer agrees not to object to such multiple Service Accesses being delivered over the same BT Radianz-provided facilities, and Customer shall cooperate with BT Radianz and shall take such actions as BT Radianz may request, within the timeframes requested by BT Radianz, to implement such multiple Service Accesses. If Customer fails to comply with this paragraph, BT Radianz reserves the right to invoice Customer, and Customer shall pay for, all Charges associated with individual Service Accesses equal to the line speed provided for each dedicated set of BT Radianz-provided facilities to the Location. Further, if Customer's requirements dictate the use by BT Radianz of a dedicated LAN port at the Location and Customer is unable to provide the required LAN infrastructure, Customer is responsible for the Charges associated with multi-LAN Service to the Location.

D. Installation and Cutover Testing of the Radianz Extranet Services

BT Radianz or its subcontractor will install all of the components of Customer's Location connection and will then conduct a series of tests to ensure the Service is ready for use. These tests will include verification that the correct router configurations have been successfully loaded and that data can be sent and received between the PE router and CE router.

E. Optional Multi LAN Service

BT Radianz provisions all Services on a shared LAN segment. If Customer wishes the Service to be installed on an isolated LAN segment, then the Customer may order a chargeable dedicated "Multi LAN" segment for that Service. Multi LAN is a standard option for RadianzProvider or RadianzMember connections that provides one or more isolated LAN segments. This option (shown in Figure 3) consists of:

- Resilient Service: Dual managed switches at Customer's Location.
- Non-resilient Service: A single managed switch at Customer's Location.


Shared LAN
Client sited servers
Switch
Dedicated LAN
Shared LAN
Client sited server
Switch
Dedicated LAN

Figure 3 – Multi LAN service (resilient and non resilient)

II. SLA for Radianz Extranet Services

A. Overview of Performance Target and Service Credit Arrangements

The performance targets for Radianz Extranet Services (the "**Performance Targets**") and applicable service credits for failure to meet the Performance Targets are detailed below. BT Radianz shall be responsible for the following Performance Targets: Router to Router Round Trip Delay, Service Availability, Service Delivery, and Fault Management.

Credits shall be payable by BT Radianz in the form of a set-off against future Charges or, solely in the case of a service credit properly payable where there are no future monthly invoices against which the credit could be made, in the form of a cash payment.

Customer's entitlement to and receipt of service credits is expressly subject to the conditions and exclusions detailed in Section II(G).

B. Router to Router Round Trip Delay (RtR RTD)

1. RtR RTD is the round trip delay (measured by BT Radianz in milliseconds ("ms")) between a CE Router at Member's Location and the CE Router at the Provider location or at the BT Radianz PoP if the Provider CE Router is located there.
2. Except in the cases described in Section II(B)(3), this Performance Target is only offered when both the Provider Location and the relevant Member Location are located in the BT Radianz Financial Centers detailed in Section II(H) below. Appendix A defines the Performance Targets (in ms) for the RtR RTD.
3. If either or both of the Provider Location and the relevant Member Location are not located in the cities set out in Appendix A, BT Radianz will provide such Performance Targets for RtR RTD in the applicable Order or any attachments thereto.

The two relevant measurements of RtR RTD are:

a) "**Monthly RTD,**" which is a sample of the RtR RTD measured by BT Radianz on a specific Service Path, measured during the busy hour (as determined by using BT Radianz reporting tools) on a daily basis and averaged over a calendar month; and

b) "**Daily RTD,**" which is a sample of the RtR RTD measured by BT Radianz on a specific Service Path, measured during the busy hour (as determined by using BT Radianz reporting tools) on a daily basis,

where a "**Service Path**" is the route taken under Normal Operation by data packets related to a specific Provider service or application between a Provider CE router and the relevant Member CE router.

If, with respect to a specific connection between a Member and a Provider, BT Radianz fails to meet either of the RTD Performance Targets as specified in Appendix A for the cities listed in Section II(H) or any other RTD Performance Target specified in an Order, Customer will receive a credit against the relevant Monthly Charge for the affected RadianzProvider Service or RadianzMember Service Access, subject to the terms set forth herein, calculated as follows:

Table B.1. Service Credits – RadianzMember Service Access - Monthly RTD

Threshold	Credit
Monthly RTD exceeds the RTD Performance Target by more than 10% but at least 30 ms.	One percent (1%) of the Monthly Charge for every one percent (1%) by which the actual RTD exceeds the RTD Performance Target, up to a maximum credit of fifty percent (50%) of the Service Access Monthly Charge payable at the affected Location.

Table B.2. Service Credits - RadianzMember Service Access - Daily RTD

Threshold	Credit
Daily RTD exceeds the RTD Performance Target by more than 50% but at least 100 ms.	One (1) day's credit (calculated by dividing the current Monthly Charge by thirty (30)) for each day in which the threshold is exceeded, up to a maximum of fifty percent (50%) of the Service Access Monthly Charge payable at the affected Location.

In any month, a RadianzMember Service Access Customer may elect to make a claim for credits with respect to BT Radianz's failure to meet either (a) the Monthly RTD Performance Target (pursuant to Table B.1); or (b) the Daily RTD Performance Target (pursuant to Table B.2), but not both.

Table B.3. Service Credits - RadianzProvider Service - Monthly RTD

Threshold	Credit
Monthly RTD of Members accessing Provider exceeds Member Service Access RTD Performance Target by more than 10% but at least 30 ms.	'XX' percent of the Provider Service Monthly Charge, where 'XX' is taken from the table below, up to a maximum credit of fifty percent (50%) of the Provider Service Monthly Charge payable at the affected Provider Location.

Percentage of Members* exceeding Threshold	Average percentage RTD target exceedance (among the Members exceeding the Threshold)	
	10% to 49% exceedance	50% or greater exceedance
10% to 19%	5% credit	25% credit
20% to 29%	10% credit	30% credit
30% to 39%	15% credit	35% credit
40% to 49%	20% credit	40% credit
≥ 50%	25% credit	50% credit

* Total number of Members (including Members sponsored by Provider) accessing the Provider.

C. Service Availability ("SA")

SA is the time when the CE router(s) and its access link(s) to the BT Radianz Network have the ability to send and receive packets across the BT Radianz Network. SA is measured end-to-end from the Member CE Router to the Provider CE Router and takes into account the resilience of the standard design in place. SA is expressed as a percentage and is calculated according the following formula:

SA = [(OP – O)/OP] X 100, where:

"**OP**" means the number of minutes during the Observation Period; and

"**O**" means the Outage Time (measured in minutes).

"**Outage Time**" means the time period beginning when a CE Router has failed to respond to three consecutive polling attempts and is calculated from the first such failed attempt. For resilient connections, "Outage Time" is the time period during which both CE Routers simultaneously fail to respond to three consecutive polling attempts; failure of one CE Router to respond on a resilient connection does not constitute an outage.

"**Observation Period**" means a calendar month on a 24x7 basis during which all Services at a Location are measured.

1. Except in the cases described in Section II(C)(2), this Performance Target is only offered when both the Provider Location and the relevant Member Location are located in the Radianz Financial Centers detailed in Section II(H) below.
2. If either or both of the Provider Location and the relevant Member Location are not located in the cities set out in Section II(H) BT Radianz will provide such Performance Targets for Service Availability in the applicable Order or any attachments thereto.

The following Performance Target applies for Service Availability between the BT Radianz Countries set out in Section II(I):

Table C.1 - Performance Targets - Monthly Service Availability

Radianz Extranet Services in BT Radianz Countries	Performance Target
Standard resilient connectivity (as shown in Fig. 1)	SA of 100%
Non resilient connectivity (as shown in Fig. 2)	SA of 98.5%

The live:live option is configured as two non-resilient connections and therefore will have Service Availability Performance Targets equal to those stated in Table C.1 for non resilient connectivity.

If BT Radianz fails to meet the Performance Target for SA, Customer will receive a credit against the Monthly Charge for the affected Location, subject to the terms set forth herein, calculated as follows:

Table C.2. Service Credits - RadianzMember Service Access - Monthly Service Availability

Threshold	Credit
Aggregate Outage Time of Member Service Access measured during the Observation Period exceeds Performance Target by greater than 20 minutes.	One (1) day's credit (calculated by dividing the current Service Access Monthly Charge by thirty (30)) for each 60 minutes* of Outage Time during an Observation Period up to a maximum of fifty percent (50%) of Monthly Charge for the affected Location.

* Credits will be pro rated per minute.

Table C.3. Service Credits - RadianzProvider Service - Monthly Service Availability

Threshold	Credit
Aggregate Outage Time of Members accessing Provider measured during the Observation Period exceeds Performance Target by greater than 20 minutes.	'XX' percent of the Provider Service Monthly Charge, where 'XX' is taken from the table below, up to a maximum credit of fifty percent (50%) of the Provider Service Monthly Charge payable at the affected Provider Location.

Members exceeding Threshold (as a percentage or number)		Average length of aggregate outage (in minutes) above Performance Target (among the Members exceeding the Threshold)				
1 – 99 Members *	≥ 100 Members *	20 to 29	30 to 59	60 to 89	90 to 119	≥ 120
10% to 19%	10 to 19 members	5% credit	10% credit	15% credit	20% credit	25% credit
20% to 29%	20 to 29 members	10% credit	15% credit	20% credit	25% credit	30% credit
30% to 39%	30 to 39 members	15% credit	20% credit	25% credit	30% credit	35% credit
40% to 49%	40 to 49 members	20% credit	25% credit	30% credit	35% credit	40% credit
≥ 50%	≥ 50 members	25% credit	30% credit	35% credit	40% credit	50% credit

* Total number of Members (including Members sponsored by Provider) accessing the Provider.

D. Service Delivery

BT Radianz's Performance Target with respect to service delivery is to use all commercially reasonable efforts to ensure that the In-Service Date of the Service at each Location occurs no later than the Committed Target Date.

If BT Radianz fails to meet the Performance Target, Customer will receive a credit against the Monthly Charge for the affected Location, subject to the terms detailed herein, calculated as follows:

Table D.1 - Service Credits - Monthly Service Delivery

Where the affected Location is in a Radianz Financial Center (See Section II(H))
A credit of US$100 against the Monthly Charge for each full day of delay up to a maximum of 10 days (US$1,000) for the Location. Thereafter, for each full week the connection is further delayed, a credit of three (3) days' worth of the Monthly Charge (where a day's such charges is calculated by dividing the current Monthly Charge by thirty (30)) for the Location, up to a total maximum of fifty (50%) of the Monthly Charge payable at the affected Location.
Where the affected Location is Elsewhere
For each full day of delay, a credit of US$50 against the Monthly Charge up to a maximum of US$1,000 (i.e., first 20 days).

BT Radianz shall not be liable for any failure to meet a Service Delivery Performance Target if the failure is due to any Force Majeure Event. However, if the affected Location is within a Radianz Financial Center, then, solely for the purposes of the Service Delivery Performance Target, the refusal or delay by a local access provider to provide service to BT Radianz shall not exempt BT Radianz from the observance of this Performance Target unless such refusal or delay is itself caused by a Force Majeure Event. If the Location is not in a Radianz Financial Center, a refusal or delay by a local access provider, irrespective of the cause of that refusal or delay, shall be deemed to be a Force Majeure Event, and BT Radianz shall not be liable for its failure to meet the applicable Service Delivery Performance Target.

E. Fault Management

BT Radianz's Performance Target with respect to fault management is to issue a trouble ticket number to Customer when Customer reports each fault to BT Radianz and to inform Customer of an Outage identified by BT Radianz and not reported by Customer no later than fifteen (15) minutes after detection of such Outage.

If Customer can demonstrate that BT Radianz has not achieved the Performance Target at a Location during any day, then Customer may receive a credit of one (1) day's credit with respect to the affected Location (calculated by dividing the current Monthly Charge by thirty (30)). If multiple instances occur in the same day at the same Location, these will be treated as one incident at that Location for the purposes of calculating this credit.

F. Cancellation of Service

Customer may cancel the Service at a Location, upon sixty (60) days' prior written notice to BT Radianz, if and only if:

(a) BT Radianz has failed to achieve any Performance Target with respect to that Location in each of two (2) consecutive months or in any four (4) months in any twelve (12) month period; <u>and</u>

(b) each and every one of the failed Performance Targets referred to in Section II(F)(a), above, has given rise to an obligation upon BT Radianz to credit Customer with thirty percent (30%) or more of the Monthly Charge relating to that Location with respect to the month in which the relevant Performance Target was not achieved.

G. SLA Conditions and Exclusions

This SLA is subject to the following conditions and exclusions:

1. The service credits and cancellation rights set forth in this SLA are Customer's sole and exclusive remedy for any and all problems relating to the RadianzMember or RadianzProvider Service, including but not limited to BT Radianz's failure to meet any Performance Targets.
2. Service credits will only be due to the BT Radianz customer that is paying the Monthly Charge for the Service at the applicable Location.
3. In no event will total service credits due under this SLA in any calendar month, with respect to any Customer Location, exceed fifty percent (50%) of the Monthly Charge for the applicable Location for that month.
4. Credits under this SLA must be claimed by Customer in writing within sixty (60) days following the end of the month in which Customer believes the relevant Performance Target was not achieved. Within twenty (20) business days following receipt of the claim, BT Radianz will confirm in writing to Customer the amount of the credit, if any, from reports generated by BT Radianz.
5. The amount of credit, if any, calculated by BT Radianz and confirmed in writing to Customer shall be the final definitive assessment of the credit payable unless Customer disputes such calculation, in writing, within thirty (30) days of its receipt of such confirmation.
6. The Performance Targets apply only from the first full month following the In-Service Date of the Service at the Location.
7. Notwithstanding any other provision of this SLA to the contrary, in no event shall Customer be entitled to receive credits for non-achievement of any Performance Targets if caused by or resulting from:
    i. the occurrence of any event of Force Majeure (except as set forth in Section II(D);
    ii. the exercise of any right of BT Radianz to cancel, terminate or suspend Service;
    iii. any Scheduled Maintenance, Emergency Maintenance or any Adverse Environmental Conditions at the Customer Location; or

iv. any act or omission of Customer or any of Customer's, employees, officers, subcontractors, agents or users, including without limitation, (a) a breach by Customer of any terms and conditions of the Agreement, including but not limited to the AUP, that interferes with or disrupts the Service or BT Radianz's ability to meet Performance Targets; (b) a delay caused by incomplete or inaccurate Order information supplied by Customer or by an approved agent of Customer; (c) a delay caused by failure of Customer to grant BT Radianz or its Sub-Contractor(s) reasonable access to appropriate premises for the purposes of installing, testing, replacing or fixing equipment to be used in providing the Service; (d) a delay caused by changes to the design of the Service to be supplied by BT Radianz that were initiated by a change or request from Customer; or (E) Customer's failure to purchase adequate capacity as recommended by BT Radianz.

8. Customers with Split Site configuration are not eligible for Service Credits if BT Radianz's failure to meet Performance Targets is caused by failure of Customer's network components connecting the CE Routers.

H. Radianz Financial Centers

For the purpose of this SLA, the Radianz Financial Centers are defined as the following cities/metropolitan areas:

- Amsterdam
- Boston
- Brussels
- Chicago
- Copenhagen
- Dallas
- Frankfurt
- Geneva
- Helsinki
- Hong Kong
- Los Angeles
- Lisbon
- London
- Luxembourg
- Madrid
- Melbourne
- Milan
- New York
- Oslo
- Paris
- Rome
- San Francisco
- Singapore
- Stockholm
- Sydney
- Toronto
- Tokyo
- Vienna
- Washington DC
- Zurich

I. **BT Radianz Countries**

For the purpose of this SLA, the BT Radianz Countries are defined as:

- Australia
- Austria
- Belgium
- Canada
- Denmark
- Finland
- France
- Germany
- Luxembourg
- Hong Kong
- Ireland
- Italy
- Japan
- Netherlands
- Norway
- Portugal
- Singapore
- Spain
- Sweden
- Switzerland
- UK
- US

III. Additional Terms and Conditions Applicable to Radianz Extranet Services

A. The following additional definitions apply to this Service Supplement:

"Adverse Environmental Conditions" means the environmental conditions at the Location that are not suitable for the proper working of the CE Router(s), including but not limited to Customer's failure to create or maintain the conditions recommended by the equipment manufacturer.

"CE Router" means the BT Radianz equipment provided as part of the Service that provides bridging and/or routing functions between the BT Radianz Network and Customer's local area network or between the BT Radianz Network and the local access circuit if the Provider CE Router is located in a BT Radianz PoP.

"Committed Target Date" means the date detailed in the Order by which BT Radianz intends to complete installation and applicable BT Radianz testing of the Service.

"Customer Service" means the applications and/or services offered or provided by a Provider to Members who are connected to the Provider via the BT Radianz network.

"Emergency Maintenance" means maintenance that must be carried out urgently before the next available Scheduled Maintenance window, the requirement for which arises due to external events or influences beyond the control of BT Radianz. Routine network or Service fault rectification shall not be categorized as Emergency Maintenance.

"Monthly Charge" means the monthly recurring Charges for the Service with respect to a particular Location.

"Normal Operation" means a condition of the connection from the CE Router to the BT Radianz network where there is no continuous bandwidth contention of Purchased Bandwidth on the Access Circuit.

"Service Access" means the bandwidth allocated to the Provider or Member Service, as defined in the Order Form.

"Outage" means each time that a CE router fails to respond to three consecutive polling attempts.

"BT Radianz Countries" means the countries, as defined in Section II(I), in which BT Radianz is able to offer pre-determined Performance Targets as set forth in this SLA.

"Radianz Financial Centers" means the major financial centers, as defined in Section II(H), where BT Radianz is able to offer enhanced Performance Targets as set forth in this SLA.

"Scheduled Maintenance" means the maintenance scheduled by BT Radianz during the weekend window that begins on a Friday evening, between 6pm EST and before Asian market open, at 12 noon EST on Sunday.

B. In the event that Customer is a Provider, the following clauses apply:

1. Except for BT Radianz's obligations with regard to BT Radianz Services, BT Radianz shall have no obligations with respect to the Customer Services, and Customer shall be solely responsible for such Customer Services.

2. In addition to any other warranties set forth elsewhere in the Agreement, Customer represents and warrants that (i) all Customer Services are in compliance with all applicable laws, rules, and regulations in countries in which the Customer Services are provided; (ii) no Customer Services contain any illegal or improper content; (iii) Customer Services do not infringe any third party intellectual property right; and (iv) Customer has all rights necessary to provide the Customer Services.

3. In addition to any other indemnifications set forth elsewhere in the Agreement, Customer shall indemnify, defend, and hold harmless BT Radianz, its Associated Companies, and subcontractors and their respective officers, directors, and employees against any damages, claims, actions, proceedings, costs, and expenses arising from any Customer Services.

4. In the event that a Member accesses Customer Services through an agreement entered into by the Member directly with BT Radianz, BT Radianz shall have no liability to Customer for any actions BT Radianz takes pursuant to or as a result of said agreement, including but not limited to cancellation or suspension of BT Radianz Services or BT Radianz's failure to deliver BT Radianz Services to the Member.

C. In the event that an Order indicates that Customer is ordering (sponsoring) a BT Radianz Service for a Member or any other BT Radianz customer Location, the following terms apply.

1. Customer shall have the right to make available to the Member the BT Radianz Services set forth in the Order solely for the purpose of accessing Customer Services.

2. Customer shall ensure that each sponsored Member complies with all terms of the Agreement that apply to use of BT Radianz Services and/or connectivity to the Network, including but not limited to compliance with the AUP and all applicable laws and regulations and all obligations relating to CPE.

3. In addition to any other indemnifications set forth elsewhere in the Agreement, Customer shall indemnify, defend, and hold harmless BT Radianz, its Associated Companies, and subcontractors and their respective officers, directors, and employees against any damages, claims, actions, proceedings, costs, and expenses arising from the failure of the sponsored Member to comply with the applicable terms of this Agreement or the AUP.

4. BT Radianz reserves the right to suspend an applicable Service to a sponsored Member's Location if (a) the Member breaches or otherwise fails to comply in any material respect with the provisions of the AUP.

D. Sections III(B) and (C) shall survive expiration or termination of the Order into which this Service Supplement is incorporated.

Copyright Owner	
Version	4.3
Publication Date	17 August 2005
Document Type	Service Supplement – Radianz Extranet Services

Appendix A: Performance Targets for RtR RTD

The following table sets out the Performance Targets (in ms) for the RtR RTD:

This Performance Target is provided only when the local access circuit is configured at 1544 kbps or greater, and Customer Location is within 200 kilometers (125 miles) of the closest BT Radianz POP. If the local access circuit at the relevant Customer Location is below 1544 kbps, a further 20 milliseconds is to be added to the figure given in Table App.A.1 (to allow for serialization delay).

Table Appx.A.1 – Performance Target – RtR RTD (milliseconds)

	AMS	BOS	BRU	CHG	COP	DAL	FFT	GVA	HEL	HKG	LAX	LIS	LON	LUX	MAD	MEL	MIL	NYC	OSL	PAR	ROM	SFR	SIN	STO	SYD	TOK	TOR	VIE	WAS	ZUR	
AMS	30	155	62	165	46	191	49	42	74	309	231	94	30	74	52	439	66	142	76	53	81	222	267	67	388	344	158	65	157	46	AMS
BOS	155	30	157	55	134	68	138	129	166	303	112	188	110	165	142	411	161	30	169	142	180	104	350	147	284	249	41	155	46	133	BOS
BRU	62	157	30	167	47	194	46	38	75	298	232	97	30	71	55	429	67	144	78	60	81	224	264	59	380	332	161	62	160	42	BRU
CHG	165	55	167	30	147	86	147	139	177	311	128	200	122	175	155	421	171	31	160	151	187	119	355	160	287	257	55	164	60	143	CHG
COP	46	134	47	147	30	173	54	52	86	284	210	107	38	53	64	414	61	121	89	56	84	202	243	70	362	316	135	67	140	56	COP
DAL	191	68	194	86	173	30	178	166	206	342	153	227	149	201	191	453	198	58	211	178	216	144	382	189	322	286	78	191	83	171	DAL
FFT	49	138	46	147	54	178	30	30	85	285	213	104	33	53	62	415	50	124	87	32	63	205	244	66	363	319	141	44	141	30	FFT
GVA	42	129	38	139	52	166	30	30	83	277	205	103	31	45	61	410	41	116	85	30	56	196	235	65	355	311	132	38	132	30	GVA
HEL	74	166	75	177	86	206	85	83	30	318	243	139	66	83	93	448	91	152	120	84	112	235	276	100	396	349	167	98	173	85	HEL
HKG	309	303	298	311	284	342	285	277	318	30	381	340	260	312	290	219	305	298	320	289	320	370	51	298	166	65	306	303	305	282	HKG
LAX	231	112	232	128	210	153	213	205	243	381	30	268	187	240	219	490	237	99	248	217	253	182	414	224	358	325	113	230	118	209	LAX
LIS	94	188	97	200	107	227	104	103	139	340	268	30	85	104	114	469	111	176	142	103	139	257	297	120	416	372	189	119	195	108	LIS
LON	30	110	30	122	38	149	33	31	66	260	187	85	30	31	43	392	39	97	68	35	63	178	218	47	339	292	110	45	116	36	LON
LUX	74	165	71	175	53	201	53	45	83	312	240	104	31	30	59	442	74	152	86	57	89	232	273	65	391	348	168	69	168	50	LUX
MAD	52	142	55	155	64	191	62	61	93	290	219	114	43	59	30	421	69	128	96	62	91	211	260	77	370	322	142	74	149	66	MAD
MEL	439	411	429	421	414	453	415	410	448	219	490	469	392	442	421	30	422	400	450	422	437	490	177	428	43	274	415	431	415	413	MEL
MIL	66	161	67	171	61	198	50	41	91	305	237	111	39	74	69	422	30	147	93	53	83	228	267	73	384	339	165	65	164	46	MIL
NYC	142	30	144	31	121	58	124	116	152	288	99	176	97	152	128	400	147	30	155	129	165	91	331	133	285	235	28	142	32	120	NYC
OSL	76	169	78	160	89	211	87	85	120	320	248	142	68	86	96	450	93	155	30	90	118	239	278	102	398	351	169	100	175	91	OSL
PAR	53	142	60	151	56	178	32	30	84	289	217	103	35	57	62	422	53	129	90	30	68	208	249	68	367	325	145	48	144	28	PAR
ROM	81	180	81	187	84	216	63	56	112	320	253	139	63	89	91	437	83	165	118	68	30	245	286	98	404	356	183	79	182	59	ROM
SFR	222	104	224	119	202	144	205	196	235	370	182	257	178	232	211	490	228	91	239	208	245	30	414	216	354	315	105	222	110	200	SFR
SIN	267	350	264	355	243	382	244	235	276	51	414	297	218	273	250	177	267	331	278	249	286	414	30	255	124	110	349	262	352	240	SIN
STO	67	147	59	160	70	189	66	65	100	298	224	120	47	65	77	428	73	133	102	68	98	216	255	30	376	329	147	79	153	70	STO
SYD	388	284	380	287	362	322	363	355	396	166	358	416	339	391	370	43	384	285	398	367	404	354	124	376	30	197	289	381	328	380	SYD
TOK	344	249	332	257	316	286	319	311	349	65	325	372	292	348	322	274	339	235	351	325	356	315	110	329	197	30	252	336	251	316	TOK
TOR	158	41	161	55	135	78	141	132	167	306	113	189	110	168	142	415	165	30	169	145	183	105	349	147	289	252	30	158	47	136	TOR
VIE	65	155	62	164	67	191	44	38	98	303	230	119	45	69	74	431	65	142	100	48	79	222	262	79	381	336	158	30	157	40	VIE
WAS	157	46	160	60	140	83	141	132	173	305	118	195	116	168	149	415	164	32	175	144	182	110	352	153	328	251	47	157	30	136	WAS
ZUR	46	133	42	143	56	171	30	30	85	282	209	108	36	50	66	413	46	120	91	28	59	200	240	70	380	316	136	40	136	30	ZUR
	AMS	BOS	BRU	CHG	COP	DAL	FFT	GVA	HEL	HKG	LAX	LIS	LON	LUX	MAD	MEL	MIL	NYC	OSL	PAR	ROM	SFR	SIN	STO	SYD	TOK	TOR	VIE	WAS	ZUR	